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                                    FORM 8-K

                                 CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 20, 1998




                           HASKEL INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




        CALIFORNIA                   0-25068                      95-4107640
(STATE OR OTHER JURISDICTION             (COMMISSION          (I.R.S. EMPLOYER
 OF INCORPORATION)                       FILE NUMBER)        IDENTIFICATION NO.)



                              100 EAST GRAHAM PLACE
                            BURBANK, CALIFORNIA 91502
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)



                                 (818) 843-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:
                  NONE

         (B)      PRO FORMA FINANCIAL INFORMATION:
                  NONE

         (C)      EXHIBITS:
                  EXHIBIT NO. 99.1 COMBINED INCENTIVE STOCK OPTION PLAN EFFECTIVE OCTOBER 17, 1997, AN AMENDMENT AND RESTATEMENT OF THE TERMS OF HASKEL INTERNATIONAL, INC.'S 1989 INCENTIVE STOCK OPTION PLAN AND 1995 INCENTIVE STOCK OPTION PLAN. SHARES UNDERLYING OPTIONS GRANTED UNDER SUCH OPTION PLANS WERE REGISTERED ON FORM S-8 REGISTRATION STATEMENT REG. NO. 333-05567, EFFECTIVE JUNE 7, 1996.


                  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, IN THE CITY OF BURBANK, STATE OF CALIFORNIA, ON NOVEMBER 25, 1998.



                                        HASKEL INTERNATIONAL, INC.
                                        (REGISTRANT)


                                        BY \S\ R. MALCOLM GREAVES
                                           ------------------------------------
                                               R. MALCOLM GREAVES
                                               PRESIDENT AND
                                               CHIEF EXECUTIVE OFFICER



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